SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 11, 2003


                         THE BEAR STEARNS COMPANIES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                 File No. 1-8989                 13-3286161
        --------                 ---------------                 ----------

    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                               Number)



           383 Madison Avenue, New York, New York           10179
         ------------------------------------------------------------
          (Address of principal executive offices)        (zip code)



       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)
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Item 5.     Other Events
            ------------

            The Capitalization table of The Bear Stearns Companies Inc. (the "Company") filed as Exhibit 99.1 hereto replaces the Capitalization table set forth on page S-12 of the Prospectus Supplement, dated February 11, 2003, to the Prospectus, dated January 25, 2002, filed by the Company pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, on February 13, 2003, and is incorporated by reference into the Company's Registration Statement on Form S-3 (Registration No. 333-76894).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (a)   Financial Statements of Businesses Acquired:

                  Not applicable.

            (b)   Pro Forma Financial Information:

                  Not applicable.

            (c)   Exhibits:

                  The following exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-76894) as an exhibit to such Registration Statement:

                  99.1 Capitalization table of The Bear Stearns Companies Inc., as of August 31, 2002, which replaces the Capitalization table set forth on page S-12 of the Prospectus Supplement, dated February 11, 2003, to the Prospectus, dated January 25, 2002, filed by the Company pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, on February 13, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Marshall J Levinson
                                           ------------------------------
                                           Marshall J Levinson
                                           Controller
                                           (Principal Accounting Officer)

Dated:  February 18, 2003


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                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description
-----------       -----------

99.1 Capitalization table of The Bear Stearns Companies Inc., as of August 31, 2002, which replaces the Capitalization table set forth on page S-12 of the Prospectus Supplement, dated February 11, 2003, to the Prospectus, dated January 25, 2002, filed by the Company pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, on February 13, 2003.


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